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EXHIBIT INDEX

Exhibit 3 (c)                 Certificate of Amendment

Exhibit 5:                    Opinion and Consent of Counsel

Exhibit 16 (b):               Financial Statement Schedules

Exhibit 23:                   Consent of Independent Auditors